Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lattice Semiconductor Corporation (the Company) on Form 10-Q for the quarter ended June 29, 2024 (the Report), I, Esam Elashmawi, Interim Chief Executive Officer & Chief Strategy and Marketing Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Esam Elashmawi
Esam Elashmawi
Interim Chief Executive Officer & Chief Strategy and Marketing Officer

Date: July 30, 2024